Exhibit 10.3

New Restricted Stock Bonus Grants to Chief Executive Officer Under The Openwave Systems Inc 2001 Stock Compensation Plan

The following grant was made using the form of Restricted Stock Bonus agreement filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on February 14, 2003

Participant	Grant Date	Restricted Shares	Vesting Schedule

Don Listwin	10/20/2003	20,833	1/36 of the shares monthly beginning on 11/20/03